Exhibit (j)

                         CONSENT OF INDEPENDENT AUDITORS


We  consent  to  the  references  to  our  firm  under  the  caption  "Financial
Highlights"  in the  Prospectus  and  "Auditors"  in the Statement of Additional
Information and to the use of our report dated February 7, 2003, on the financial statements and financial highlights of the Life Aggressive Growth Fund, the Life Diversified Assets Fund, the Life Growth and Income Fund, the Life Income Fund, and the Life World Growth Fund as of and for the year ended December 31, 2002 in the Post-Effective Amendment Number 11 to the Registration Statement (Form N-1A No. 33-82270).



                                                /s/ ERNST & YOUNG LLP
                                               -----------------------------
                                                  ERNST & YOUNG LLP

San Antonio, Texas
February 28, 2003